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Scudder Pathway Series

Pathway Conservative Portfolio

Pathway Moderate Portfolio

Pathway Growth Portfolio

Class AARP and Class S Shares

Annual Report

August 31, 2002

Contents

<Click Here> Letter from the Series' President

<Click Here> Portfolio Management Review

<Click Here> Portfolio Highlights

<Click Here> Performance Summaries

<Click Here> Portfolio Summaries

<Click Here> Investment Portfolios

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Pathway Series	Ticker Symbol	Fund Number
Pathway Conservative Portfolio - Class AARP	APWCX	180
Pathway Conservative Portfolio - Class S	SCPCX	080
Pathway Moderate Portfolio - Class AARP	SPWBX	181
Pathway Moderate Portfolio - Class S	SPBAX	081
Pathway Growth Portfolio - Class AARP	APWGX	182
Pathway Growth Portfolio - Class S	SPGRX	082

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the portfolios' prospectus for more complete information, including a complete description of the portfolios' investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Series' President

Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the US economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecom, media, energy and other industries.

We applaud your patience and commitment at this exceptionally difficult time. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction.

In our view, the rebuilding of confidence in the domestic equity market will be a gradual, long-term process. While these are tough times, the fact that the US economy is in fundamentally much better shape than it was during much of the 1970s - the last time stocks had a prolonged slump - gives us confidence that a new era of growth will emerge. In our view, mutual funds such as Scudder Pathway Portfolios that invest in multiple asset classes make more sense than ever.

In managing Scudder Pathway Portfolios, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions. We are continually fine-tuning each fund's asset allocation and portfolio management process to address changing markets and investor needs.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President, Scudder Pathway Series

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Portfolio Management Review

Scudder Pathway Series: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Pathway Series. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Janet Campagna

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1999. Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

Head of global and tactical asset allocation.

Over ten years of investment industry experience.

MS, Social Science, California Institute of Technology.

PhD, Political Science, University of California at Irvine.

Joined the funds in 2002.

Inna Okounkova

Vice President of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1999.

Began investment career in 1999.

Global Asset Allocation portfolio manager.

MS, Moscow State University.

MBA, University of Chicago.

Joined the funds in 2002.

Robert Wang

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 after 13 years of experience in fixed income trading at J.P. Morgan.

Portfolio manager for global and tactical asset allocation portfolios, with a focus on quantitative asset allocation, portfolio risk control and derivatives trading management: New York.

Joined the funds in 2002.

In the following interview, Co-Managers Robert Wang, Inna Okounkova, and Investment Strategist Arnim Holzer discuss the recent market environment and the investment strategy of the Pathway Series during the twelve-month period ended August 31, 2002.

Q: Stocks in the United States and around the world remained under pressure during the past year. What factors contributed to the ongoing decline in the stock market?

A: Since reaching a peak in March of 2000, stocks have fallen victim to a "perfect storm" of unfavorable factors. First, earnings for US companies have staged their worst decline since World War II, with reported earnings falling 64 percent and operating earnings declining 39 percent since the spring of 2000.* In comparison, reported earnings bottomed at levels closer to minus 20 percent during the two most recent profit downturns in 1974 and 1981. This means that profits for US companies now stand at levels last seen nine years ago. Given this sharp decline in earnings, many investors believe the market still does not offer an attractive value even though it now stands well below its previous highs. As a result, most stock market rallies have proved short-lived during the past year.

* (Reported earnings comprise all factors - including one-time charges - while operating earnings provide a measure of a company's year-to-year business results absent special charges and write-offs).
Source: Deutsche Asset Management, 9/10/02

The markets have also been spooked by the failure of the economy to stage a robust recovery. The US economy held up much better than expected in the wake of the September 11 terrorist attacks and showed signs of a meaningful recovery early in the calendar year. The recovery lost steam during the summer months, however, sparking fears that the economy would slip back into a recession. As investors have adjusted their expectations downward, stock prices have fallen in kind.

In addition to these factors, accounting scandals at large corporations such as Enron and WorldCom shook investors' faith in the accuracy of the earnings numbers on which they had been basing their views of US stocks. And of course, continued geopolitical instability has kept the markets on edge.

In combination, these developments led to a loss of 17.99 percent for the US market during the past year, as measured by the S&P 500 Index. Value stocks outperformed growth stocks, while smaller companies generally performed better than their large-capitalization counterparts. Overseas stocks tracked the US market closely during the reporting period, due largely to the fact that companies around the world are all feeling the bite of slower economic growth and a weaker profit environment.

Q: Why has the bond market performed so well during the past year?

A: Bonds in general - and higher quality issues in particular (namely, US Treasuries) - have responded well to an environment marked by tepid growth, exceptionally low inflation, and the aggressive interest rate cuts enacted by the US Federal Reserve and other central banks around the world. Additionally, the poor performance of the global stock markets sparked a "flight to quality;" in other words, a movement into more stable investments. While lower-quality corporate bonds were hurt by revelations of questionable accounting practices at US corporations, the bond market as a whole delivered strong returns. For the year, the Lehman Brothers Aggregate Bond Index returned 8.11 percent, outperforming the US stock market by more than 26 percentage points. While past performance is no guarantee of what will happen in the future, this disparity underscores the ongoing importance of bonds to portfolio diversification.

Q: Have you made any changes since assuming management responsibility for Scudder Pathway Portfolios in April?

A: The most important enhancement we made was the adoption of a new methodology for determining the portfolios' asset allocations. In the past, a committee of the company's top economists and financial market analysts made the decisions. But since May, we began to use a more robust system for determining asset class weightings within the portfolios. The new asset allocation process brings together the views and styles of 14 discreet investment teams from North America, Europe, and Asia within a rigorous, quantitative framework. This allows us to leverage our global breadth by developing integrated views from around the world using the local insights formulated by our investment teams in such locations as New York, London, Frankfurt, Tokyo, and Singapore.

We call this system integrated Global Asset Allocation, or iGAA. iGAA allows us to combine a vast array of inputs and factors - for example, inflation, interest rates, economic data, etc. - to gain a broad view of how changes in the global economy will affect various asset classes. The next step in our process is a structured, quantitative asset class portfolio construction that allows us to harness effectively the best ideas of our global teams, and apply disciplined risk management techniques to attempt to minimize downside risk. We believe the new integrated Global Asset Allocation platform will be an important tool to help us improve the portfolios' performance.

Q: What changes have you made to the portfolios' composition?

A: Our fundamental strategy remains the same as that of the portfolios' past management team: to use asset allocation strategies, a focus on diversification, and a long-term view to construct a portfolio of mutual funds designed to deliver favorable risk-adjusted returns to shareholders over time. While the portfolios have indeed offered a lower-risk way for investors to participate in the financial markets (as measured by their volatility), their returns have consistently trailed their benchmarks. This disparity has been due largely to the underperformance of the underlying funds that make up the portfolios. In order to address this issue, we have established larger positions in "core" funds, or those whose performance is most likely to track that of the portfolios' benchmarks. To this end, we have sharply increased the portfolios' weighting in the S&P 500 Index Fund, and made a corresponding reduction in their positions in actively managed large-cap stock funds. Now that this shift has been almost fully implemented, we expect the portfolios will begin to deliver a more competitive performance.

Looking ahead, we are also seeking to add several mutual funds to the range of investments the portfolios can use. We expect that this will give us more flexibility in managing the portfolios and better enable us to take advantage of Deutsche Asset Management's broad investment capabilities.

Q: What other elements characterize your strategy at present?

A: We have made several moves that are worth noting:

• We are maintaining a mostly neutral bias with respect to the two major investment styles, "growth" and "value", as the economic and market signals we utilize do not clearly favor either style.

• The portfolios are sharply underweight in cash (money market funds) in relation to their benchmarks, with the difference reinvested in bond funds. Given that the returns of money market funds are so low and that bonds have been performing so well, this positioning has proved beneficial to performance.

• All three portfolios are slightly overweight in equity funds, based on our view that the environment for both economic growth and corporate earnings will show a modest improvement in the year ahead. This positioning has so far detracted from performance, due to the weakness in the stock market, but given our long-term approach, we intend to maintain this overweight position in the months ahead.

• We have slightly increased the portfolios' weightings in international equity funds, based on our view that the asset class has become attractively valued.

Q: What is your outlook for the financial markets?

A: We have positioned the portfolios for an environment of improving growth and low inflation, but with an eye toward the geopolitical risks that remain firmly in place. We expect stocks to provide a better performance than they have in the past two-plus years, and we feel that low inflation will enable bonds to deliver a steady performance even after their strong recent gains. Given the high level of uncertainty that continues to pervade the financial markets, however, we believe that maintaining adequate diversification among all asset classes will remain critical to investment success in the months and years ahead.

Composite Benchmark Summary (as of 8/31/02)
Portfolio	S&P 500 Index	MSCI EAFE Index	Russell 2000 Index	Lehman Brothers Aggregate Bond Index	3-Month US Treasury Bills
Pathway Growth Portfolio	68%	12%	5%	15%	-
Pathway Moderate Portfolio	50%	7%	3%	35%	5%
Pathway Conservative Portfolio	37%	3%	-	50%	10%

The chart above illustrates the composition of each portfolio's unmanaged composite benchmark as of August 31, 2002. Portfolio composition is subject to change. Each index shown above is unmanaged and not available for direct investment. Each portfolio's peer group as described in the Performance Summary is a group of mutual funds with similar investing styles and/or objectives.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Highlights

Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and, secondarily, long-term growth of capital by investing substantially in fixed income mutual funds, with moderate exposure to equity funds.

Pathway Conservative Portfolio provided a total return of -5.57 percent for the 12-month period ended August 31, 2002 (Class S shares). This was a larger decline than the -3.72 percent return of the Lipper Income Funds category average for the period. Detailed performance information is provided in the Performance Summary section.Pathway Conservative Portfolio provided a total return of -5.73 percent for the 12-month period ended August 31, 2002 (Class A shares unadjusted for sales charge). This was a larger decline than the -3.72 percent return of the Lipper Income Funds category average for the period. Detailed performance information is provided in the Performance Summary section. Past performance is no guarantee of future results.

Performance

The portfolio trailed its benchmark during the period due entirely to the performance of the underlying funds in which it invests. We have taken steps to remedy this issue, as outlined in the strategy section below.

The fixed income portion of the portfolio (where our target weighting was 53 percent of assets as of August 31) provided positive absolute returns, offsetting the sharp decline in the stock market. Of the four fixed income funds we hold, only Scudder High-Yield Opportunity Fund provided a negative total return, while Scudder GNMA Fund, Scudder Short-Term Bond Fund, and Scudder Income Fund all delivered solid gains. Scudder GNMA Fund - in which we have increased the portfolio's weighting - was the top performer, returning 7.3 percent. However, all four funds trailed the 8.11 percent total return generated by the Lehman Brothers Aggregate Bond Index (the fixed income portion of the portfolio's blended benchmark), and this translated directly into underperformance for the portfolio as a whole.

A similar disparity was evident in the equity portion of the portfolio (where our target weighting was 41 percent of assets). Our largest equity holding - Scudder S&P 500 Index Fund, targeted at 24 percent of portfolio assets - naturally performed in line with the benchmark, while positions in Scudder Growth and Income Fund and Scudder Large Company Value Fund outperformed slightly. Unfortunately, this potential boost to relative performance was offset by sharp underperformance among the portfolio's position in growth-oriented funds. On a net basis, the result was that the equity portion of the portfolio trailed its benchmark, the S&P 500 index.

On the plus side, we added value by sharply underweighting money market funds - which produced meager returns - in favor of bond funds, which was the best performing asset class.

Portfolio Strategy

The primary goal of our recent strategy has been to address the performance gap between the portfolio and its blended benchmark. With this objective in mind, we increased the portfolio's target weighting in the S&P 500 Index Fund substantially, to 24 percent of assets from 17 percent at the beginning of the reporting period. At the same time, we reduced the portfolio's weighting in actively managed large-cap stock funds that had been underperforming.

On the fixed income side, meanwhile, we boosted the target weighting in Scudder GNMA Fund, and made corresponding reductions to other actively managed holdings. That helped the performance since Scudder GNMA Fund was the best performing bond fund in the portfolio.

The portfolio is slightly overweight versus the benchmark in stock funds, based on our view that both economic growth and corporate earnings will show a modest improvement in the year ahead. In addition, we have slightly increased the portfolio's weighting in Scudder International Fund (raising our target from 3 percent to 4 percent), based on our view that the asset class has become attractively valued.

Overall, we believe these shifts, along with the adoption of a new asset allocation methodology (see page 6 in the Portfolio Management Discussion) will provide a boost to the portfolio's performance in relation to its benchmark.

Pathway Moderate Portfolio

Pathway Moderate Portfolio seeks a balance of growth of capital and current income by investing in a mix of money market, bond, and equity mutual funds.

Pathway Moderate Portfolio provided a total return of -10.52 percent for the 12-month period ended August 31, 2002 (Class S shares). This was a larger decline than the Lipper Balanced Funds category average for the period, which fell 9.32 percent. Detailed performance information is provided in the Performance Summary section.Pathway Moderate Portfolio provided a total return of -10.83 percent for the 12 month period ended August 31, 2002 (Class A shares unadjusted for sales charge). This was a larger declined than the Lipper Balanced Funds category average for the period, which fell 9.32 percent. Detailed performance information is provided in the Performance Summary section. Past performance is no guarantee of future results.

Performance

The Moderate Portfolio underperformed its benchmark during the period. We have taken steps to remedy this issue, as discussed in the strategy section below.

The fixed income portion of the portfolio (where our target weighting was 37 percent of assets as of August 31) provided positive absolute returns in a period marked by a strong bond market performance. Although Scudder High-Yield Opportunity Fund posted a loss, Scudder GNMA Fund, Scudder Short-Term Bond Fund, and Scudder Income Fund all posted gains. This boosted the portfolio's absolute performance by offsetting the declines in the stock market. However, all four funds trailed the 8.11 percent return of the Lehman Brothers Aggregate Bond Index, which is the fixed income portion of the portfolio's blended benchmark. On the plus side, we added value by sharply underweighting money market funds - which produced paltry returns - in favor of bond funds, which was the best performing asset class.

On the equity side (where we targeted 63 percent of assets as of August 31), the factors affecting performance were similar: many of the underlying funds in the portfolio - particularly those that employ the "growth" investment style - trailed the S&P 500 by a wide margin. Although Scudder Growth and Income Fund and Scudder Large Company Value Fund outperformed slightly and holdings in Scudder Small Company Stock Fund and Scudder Small Company Value Fund outperformed by a wide margin, the net impact of the underlying funds' returns was a negative for relative performance.

Portfolio Strategy

The strategic shifts we made during the past year were designed primarily to address the disparity in performance between the benchmark and the underlying funds. We increased the portfolio's target weighting in the Scudder S&P 500 Index Fund substantially, to 31 percent of assets from just 6 percent at the beginning of the fiscal year. The result is that a much larger portion of the portfolio should perform more closely in line with the index itself, which should help close the relative performance gap. At the same time, we reduced the portfolio's weighting in the actively managed large-cap stock funds that had been underperforming.

In the fixed income portion of the portfolio, we boosted the target weighting in Scudder GNMA Fund from 7 to 9 percent, while making corresponding reductions to other actively managed holdings. That helped the performance since Scudder GNMA Fund was the best performing bond fund in the portfolio.

The portfolio is slightly overweight in stocks, as we are currently targeting 63 percent of assets in equities compared to 60 percent in the benchmark. The basis for this positioning is our view that both economic growth and corporate earnings will show a modest improvement in the year ahead. In addition, we slightly increased the portfolio's weighting in Scudder International Fund (raising our target from 7 percent to 9 percent), based on our view that the asset class has become more attractively valued in recent months.

Overall, we believe these shifts, along with the adoption of a new asset allocation methodology (see page 6 in the Portfolio Management Discussion for details) will provide a boost to the portfolio's relative performance.

Pathway Growth Portfolio

Pathway Growth Portfolio seeks long-term growth of capital by investing primarily in equity mutual funds. The portfolio also invests a portion of assets in fixed income funds, which offer the potential for capital appreciation as well as income.

Pathway Growth Portfolio provided a total return of -16.39 percent for the 12-month period ended August 31, 2002 (Class S shares). This outperformed the Lipper Multi-Cap Core Funds category average for the period, which fell 18.06 percent. Detailed performance information is provided in the Performance Summary section.Pathway Growth Portfolio provided a total return of -16.61 percent for the 12-month period ended August 31, 2002 (Class A shares unadjusted for sales charge). This outperformed the Lipper Multi-Cap Core Funds category average for the period, which fell 18.06 percent. Detailed performance information is provided in the Performance Summary section. Past performance is no guarantee of future results.

Performance

The Growth Portfolio trailed its benchmark during the period, due primarily to the poor performance of its underlying funds. We have taken steps that we hope will close this performance gap over time, as discussed in the strategy section below. Growth Portfolio performed better against its peers for the period, because it includes a more substantial weighting in domestic fixed-income securities than is typical of mutual funds in the Multi-Cap Core mutual fund category assigned by Lipper. Bonds outperformed stocks in the 12-month period ended August 31, 2002 by a wide margin.

The majority of the portfolio's underperformance was generated by its holdings in growth-oriented stock funds. For the year, Scudder Large Company Growth Fund, Scudder Capital Growth Fund, Scudder 21st Century Growth Fund, and Scudder International Fund all trailed their benchmarks by significant margins. There were several bright spots in the portfolio, however. Scudder Growth and Income Fund and Scudder Large Company Value Fund beat the index by a small margin, while the Scudder Small Company Stock and Scudder Small Company Value funds generated significant outperformance. Scudder Emerging Markets Growth Fund was also a big winner in comparison to the international portion of the portfolio's benchmark, the MSCI EAFE Index. However, the strong relative performance of these funds was not enough to offset the declines in those that underperformed.

The fixed income portion of the portfolio is smaller (targeted at 12 percent of assets versus 88 for equities) so the performance gap in that area had less of an impact overall. On the plus side, this portion of the portfolio generated strong gains during the year due to the favorable performance of the bond market. We believe this, along with the gains in our holdings in the small company and emerging markets funds, illustrates the continued importance of diversification.

Portfolio Strategy

The strategic shifts we made during the past year were designed primarily to address the disparity in performance between the benchmark and the underlying funds. We made a large increase to the portfolio's target weighting in the Scudder S&P 500 Index Fund, increasing it to 41 percent of assets from 19 percent a year ago. As a result, a much larger portion of the portfolio can be expected to deliver returns in line with the index. At the same time, we reduced the portfolio's weighting in the US-focused large-cap stock funds that had been underperforming. The goal of these moves is to generate a more competitive performance over time.

The portfolio is slightly overweight in stock funds, where the 88 percent level we are currently targeting is higher than stocks' 85 percent weighting in the blended benchmark. We made this allocation shift based on our view that both economic growth and corporate earnings will show a modest improvement in the year ahead. In addition, we slightly increased the portfolio's weighting in Scudder International Fund (raising our target from 11 percent of assets to 13 percent), reflecting our view that the asset class has become more attractively valued in recent months.

Overall, we believe these shifts, along with the adoption of a new asset allocation methodology (see page 6 in the Portfolio Management Discussion for details) will provide a boost to the portfolio's relative performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Performance Summaries August 31, 2002

Scudder Pathway Series: Conservative Portfolio

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Class S	-5.57%	-1.10%	1.22%	2.96%
Lehman Aggregate Bond Index+	8.11%	9.32%	7.80%	7.48%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	-3.18%	.92%	5.31%	6.35%

	1-Year	Life of Class***
Class AARP	-5.57%	-4.78%
Lehman Aggregate Bond Index+	8.11%	10.32%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	-3.18%	-3.01%

*** The Class commenced operations on September 25, 2000. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/02	$ 10.30	$ 10.30
8/31/01	$ 11.32	$ 11.32
Distribution Information: Twelve Months: Income Dividends	$ .40	$ .40

Class S Lipper Rankings* - Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	87	of	109	80
3-Year	66	of	79	83
5-Year	54	of	58	92

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of a $10,000 Investment*

[] Scudder Pathway Series: Conservative Portfolio - Class S

[] S&P 500 Index+
[] Lehman Aggregate Bond Index+
[] Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+

Yearly periods ended August 31

Comparative Results*
Scudder Pathway Series: Conservative Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$9,443	$9,673	$10,624	$11,839
	Average annual total return	-5.57%	-1.10%	1.22%	2.96%
S&P 500 Index+	Growth of $10,000	$8,201	$7,212	$10,901	$13,133
	Average annual total return	-17.99%	-10.32%	1.74%	4.85%
Lehman Aggregate Bond Index+	Growth of $10,000	$10,811	$13,065	$14,560	$15,142
	Average annual total return	8.11%	9.32%	7.80%	7.48%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	Growth of $10,000	$9,682	$10,277	$12,950	$14,246
	Average annual total return	-3.18%	.92%	5.31%	6.35%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect temporary and/or expense waivers for some underlying funds. Without these waivers, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.
+ The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the portfolio's most up-to-date performance.

Scudder Pathway Series: Moderate Portfolio

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Class S	-10.52%	-4.04%	.31%	2.24%
S&P 500 Index+	-17.99%	-10.32%	1.74%	4.85%
Lehman Aggregate Bond Index+	8.11%	9.32%	7.80%	7.48%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	-7.84%	-2.46%	4.08%	5.71%

	1-Year	Life of Class***
Class AARP	-10.62%	-11.92%
S&P 500 Index+	-17.99%	-19.83%
Lehman Aggregate Bond Index+	8.11%	10.32%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	-7.84%	-8.37%

*** The Class commenced operations on October 2, 2000. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/02	$ 9.37	$ 9.38
8/31/01	$ 10.76	$ 10.76
Distribution Information: Twelve Months: Income Dividends	$ .27	$ .27

Class S Lipper Rankings* - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	337	of	500	68
3-Year	290	of	409	71
5-Year	265	of	317	83

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of a $10,000 Investment*

[] Scudder Pathway Series: Moderate Portfolio - Class S

[] S&P 500 Index+
[] Lehman Aggregate Bond Index+
[] S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+

Yearly periods ended August 31

Comparative Results*
Scudder Pathway Series: Moderate Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$8,948	$8,837	$10,155	$11,367
	Average annual total return	-10.52%	-4.04%	.31%	2.24%
S&P 500 Index+	Growth of $10,000	$8,201	$7,212	$10,901	$13,133
	Average annual total return	-17.99%	-10.32%	1.74%	4.85%
Lehman Aggregate Bond Index+	Growth of $10,000	$10,811	$13,065	$14,560	$15,142
	Average annual total return	8.11%	9.32%	7.80%	7.48%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	Growth of $10,000	$9,216	$9,279	$12,214	$13,758
	Average annual total return	-7.84%	-2.46%	4.08%	5.71%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect temporary and/or expense waivers for some underlying funds. Without these waivers, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Scudder Pathway Series: Growth Portfolio

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Class S	-16.39%	-5.96%	.53%	2.87%
S&P 500 Index+	-17.99%	-10.32%	1.74%	4.85%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	-13.68%	-6.94%	2.35%	4.70%

	1-Year	Life of Class***
Class AARP	-16.39%	-17.17%
S&P 500 Index+	-17.99%	-19.83%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	-13.68%	-15.05%

*** The Class commenced operations on September 25, 2000. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/02	$ 10.24	$ 10.24
8/31/01	$ 12.62	$ 12.62
Distribution Information: Twelve Months: Income Dividends	$ .11	$ .11
Capital Gains Distributions	$ .27	$ .27

Class S Lipper Rankings* - Multi-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	163	of	399	41
3-Year	101	of	267	38
5-Year	88	of	157	56

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of a $10,000 Investment*
[] Scudder Pathway Series: Growth Portfolio - Class S [] S&P 500 Index+ [] S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+

Yearly periods ended August 31

Comparative Results*
Scudder Pathway Series: Growth Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$8,361	$8,315	$10,268	$11,780
	Average annual total return	-16.39%	-5.96%	.53%	2.87%
S&P 500 Index+	Growth of $10,000	$8,201	$7,212	$10,901	$13,133
	Average annual total return	-17.99%	-10.32%	1.74%	4.85%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	Growth of $10,000	$8,632	$8,060	$11,234	$13,026
	Average annual total return	-13.68%	-6.94%	2.35%	4.70%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect temporary and/or expense waivers for some underlying funds. Without these waivers, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Summaries August 31, 2002

Scudder Pathway Series: Conservative Portfolio

Asset Allocation	8/31/02	8/31/01

Money Market	6%	2%
Fixed Income	53%	57%
Equity	41%	41%
	100%	100%

Asset Class Ranges

Fixed Income Funds	50-70%
Equity Funds	30-50%

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Scudder Pathway Series: Moderate Portfolio

Asset Allocation	8/31/02	8/31/01

Money Market	2%	1%
Fixed Income	35%	37%
Equity	63%	62%
	100%	100%

Asset Class Ranges

Fixed Income Funds	30-50%
Equity Funds	50-70%

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Scudder Pathway Series: Growth Portfolio

Asset Allocation	8/31/02	8/31/01

Fixed Income	12%	13%
Equity	88%	87%
	100%	100%

Asset Class Ranges

Fixed Income Funds	5-25%
Equity Funds	75-95%

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 32. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002

Pathway Conservative Portfolio

	Shares	Value ($)
Equity 41.4%
Scudder Capital Growth Fund "S"	94,923	3,241,614
Scudder Growth and Income Fund "S"	325,516	5,507,725
Scudder International Fund "S"	114,452	3,720,829
Scudder Large Company Growth Fund "S"	104,842	1,977,311
Scudder Large Company Value Fund "S"	141,949	2,726,836
Scudder S&P 500 Index Fund "S"	1,981,076	24,188,940
Total Equity (Cost $58,655,885)		41,363,255

Fixed Income 52.6%
Scudder GNMA Fund "S"	845,449	13,011,466
Scudder High-Yield Opportunity Fund "S"	127,829	1,023,911
Scudder Income Fund "S"	2,741,715	34,600,442
Scudder Short-Term Bond Fund "S"	376,916	4,002,843
Total Fixed Income (Cost $47,261,593)		52,638,662

Money Market 6.0%
Scudder Cash Investment Trust "S" (Cost $5,961,718)	5,961,718	5,961,718
Total Investment Portfolio - 100.0% (Cost $111,879,196) (a)		99,963,635

(a) The cost for federal income tax purposes was $115,704,299. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $15,740,664. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $286,690 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,027,354.
During the year ended August 31, 2002, purchases and sales of investment securities (excluding money market investments) aggregated $37,859,341 and $44,590,767, respectively.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of August 31, 2002

Pathway Moderate Portfolio

	Shares	Value ($)
Equity 62.7%
Scudder 21st Century Growth Fund "S"	153,692	1,601,466
Scudder Capital Growth Fund "S"	185,786	6,344,598
Scudder Emerging Markets Growth Fund "S"	77	707
Scudder Growth and Income Fund "S"	942,088	15,940,124
Scudder International Fund "S"	550,581	17,899,402
Scudder Large Company Growth Fund "S"	337,539	6,365,994
Scudder Large Company Value Fund "S"	385,907	7,413,276
Scudder S&P 500 Index Fund "S"	5,506,711	67,236,942
Scudder Select 1000 Fund "S"	301,487	2,131,510
Scudder Select 500 Fund "S"	349,237	3,181,546
Scudder Small Company Stock Fund "S"	61,903	1,067,204
Scudder Small Company Value Fund "S"	178,854	3,736,267
Total Equity (Cost $166,319,886)		132,919,036

Fixed Income 35.4%
Scudder GNMA Fund "S"	1,139,537	17,537,476
Scudder High-Yield Opportunity Fund "S"	267,222	2,140,446
Scudder Income Fund "S"	4,050,181	51,113,286
Scudder Short-Term Bond Fund "S"	398,781	4,235,053
Total Fixed Income (Cost $74,580,968)		75,026,261

Money Market 1.9%
Scudder Cash Investment Trust "S" (Cost $3,952,749)	3,952,749	3,952,749
Total Investment Portfolio - 100.0% (Cost $244,853,603) (a)		211,898,046

(a) The cost for federal income tax purposes was $251,763,112. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $39,865,066. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $410,385 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,275,451.

During the year ended August 31, 2002, purchases and sales of investment securities (excluding money market investments) aggregated $139,808,742 and $165,150,000, respectively.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of August 31, 2002

Pathway Growth Portfolio

	Shares	Value ($)
Equity 88.0%
Scudder 21st Century Growth Fund "S"	134,100	1,397,319
Scudder Capital Growth Fund "S"	134,674	4,599,110
Scudder Emerging Markets Growth Fund "S"	152,343	1,393,942
Scudder Global Fund "S"	337	6,324
Scudder Growth and Income Fund "S"	765,371	12,950,077
Scudder International Fund "S"	718,988	23,374,310
Scudder Large Company Growth Fund "S"	832,017	15,691,844
Scudder Large Company Value Fund "S"	959,341	18,428,942
Scudder S&P 500 Index Fund "S"	6,265,632	76,503,367
Scudder Small Company Stock Fund "S"	297,061	5,121,332
Scudder Small Company Value Fund "S"	133,341	2,785,499
Total Equity (Cost $215,177,730)		162,252,066

Fixed Income 11.6%
Scudder Emerging Market Income Fund "S"	1,257	9,666
Scudder GNMA Fund "S"	480,782	7,399,240
Scudder High-Yield Opportunity Fund "S"	231,385	1,853,395
Scudder Income Fund "S"	955,023	12,052,384
Total Fixed Income (Cost $21,319,077)		21,314,685

Money Market 0.4%
Scudder Cash Investment Trust "S" (Cost $778,871)	778,871	778,871
Total Investment Portfolio - 100.0% (Cost $237,275,678) (a)		184,345,622

(a) The cost for federal income tax purposes was $245,226,219. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $60,880,597. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $139,950 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $61,020,547.
During the year ended August 31, 2002, purchases and sales of investment securities (excluding money market investments) aggregated $95,820,706 and $105,625,000, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of August 31, 2002
Assets	Conservative Portfolio	Moderate Portfolio	Growth Portfolio
Investments in securities, at value (for cost, see accompanying investment portfolios)	$ 99,963,635	$ 211,898,046	$ 184,345,622
Interest receivable	4,010	906	714
Receivable for Portfolio shares sold	40,775	111,601	88,726
Total assets	100,008,420	212,010,553	184,435,062
Liabilities
Payable for Portfolio shares redeemed	36,897	292,464	189,178
Other accrued expenses and payables	5,219	13,785	16,234
Total liabilities	42,116	306,249	205,412
Net assets, at value	$ 99,966,304	$ 211,704,304	$ 184,229,650
Net Assets
Net assets consist of: Undistributed net investment income	477,404	688,192	2,338,036
Net unrealized appreciation (depreciation) on investments	(11,915,561)	(32,955,557)	(52,930,056)
Accumulated net realized gain (loss)	(9,886,130)	(39,733,436)	(26,901,743)
Paid-in capital	121,290,591	283,705,105	261,723,413
Net assets, at value	$ 99,966,304	$ 211,704,304	$ 184,229,650

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of August 31, 2002 (continued)
Net Asset Value	Conservative Portfolio	Moderate Portfolio	Growth Portfolio
Class AARP Net assets applicable to shares outstanding	$ 47,079,770	$ 3,328,703	$ 62,223,775
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	4,568,758	355,156	6,077,691
Net Asset Value, offering and redemption price per share	$ 10.30	$ 9.37	$ 10.24
Class S Net assets applicable to shares outstanding	$ 39,593,408	$ 174,596,839	$ 92,435,470
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	3,842,793	18,622,953	9,028,479
Net Asset Value, offering and redemption price per share	$ 10.30	$ 9.38	$ 10.24
Class A Net assets applicable to shares outstanding	$ 9,627,848	$ 23,099,463	$ 18,242,525
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	934,639	2,461,993	1,786,262
Net Asset Value and redemption price per share	$ 10.30	$ 9.38	$ 10.21
Maximum offering price per share (100 / 94.25 of net asset value)	$ 10.93	$ 9.95	$ 10.83
Class B Net assets applicable to shares outstanding	$ 2,384,029	$ 7,700,391	$ 8,412,109
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	231,346	820,637	832,035
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 10.31	$ 9.38	$ 10.11
Class C Net assets applicable to shares outstanding	$ 1,281,249	$ 2,978,908	$ 2,915,771
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	124,393	317,813	288,340
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 10.30	$ 9.37	$ 10.11

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended August 31, 2002
Investment Income	Conservative Portfolio	Moderate Portfolio	Growth Portfolio
Income: Income distributions from Underlying Funds	$ 3,848,593	$ 6,229,757	$ 2,638,574
Expenses: Distribution service fees	54,254	147,262	155,070
Net investment income	3,794,339	6,082,495	2,483,504
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(7,318,664)	(29,927,233)	(27,084,674)
Capital gain distributions from Underlying Funds	242,707	756,391	2,798,393
	(7,075,957)	(29,170,842)	(24,286,281)
Net unrealized appreciation (depreciation) during the period on investments	(2,898,281)	(3,899,838)	(16,184,901)
Net gain (loss) on investment transactions	(9,974,238)	(33,070,680)	(40,471,182)
Net increase (decrease) in net assets resulting from operations	$ (6,179,899)	$ (26,988,185)	$ (37,987,678)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pathway Conservative Portfolio
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income	$ 3,794,339	$ 4,131,089
Net realized gain (loss) on investment transactions	(7,075,957)	(2,470,516)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,898,281)	(6,281,660)
Net increase (decrease) in net assets resulting from operations	(6,179,899)	(4,621,087)
Distributions to shareholders from: Net investment income: Class AARP	(2,028,374)	(2,162,732)
Class S	(1,524,847)	(1,757,775)
Class A	(330,782)	(70,899)
Class B	(56,742)	(21,653)
Class C	(33,766)	(11,844)
Net realized gains: Class AARP	-	(75,118)
Class S	-	(41,230)
Portfolio share transactions: Proceeds from shares sold	24,480,673	56,419,134
Shares issued in tax-free reorganizations	-	76,126,974
Reinvestment of distributions	3,606,854	3,728,519
Cost of shares redeemed	(30,841,148)	(43,163,623)
Net increase (decrease) in net assets from Portfolio share transactions	(2,753,621)	93,111,004
Increase (decrease) in net assets	(12,908,031)	84,348,666
Net assets at beginning of period	112,874,335	28,525,669
Net assets at end of period (including undistributed net investment income of $477,404 and $638,395, respectively)	$ 99,966,304	$ 112,874,335

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pathway Moderate Portfolio
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income	$ 6,082,495	$ 7,023,176
Net realized gain (loss) on investment transactions	(29,170,842)	(8,813,336)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,899,838)	(39,196,251)
Net increase (decrease) in net assets resulting from operations	(26,988,185)	(40,986,411)
Distributions to shareholders from: Net investment income: Class AARP	(94,806)	(82,727)
Class S	(5,616,490)	(8,254,973)
Class A	(497,804)	(130,245)
Class B	(131,366)	(47,009)
Class C	(44,176)	(17,914)
Net realized gains: Class AARP	-	(268,095)
Class S	-	(21,863,077)
Portfolio share transactions: Proceeds from shares sold	65,311,177	127,196,136
Shares issued in tax-free reorganization	-	7,026,721
Reinvestment of distributions	6,368,383	29,601,993
Cost of shares redeemed	(94,973,071)	(81,482,183)
Net increase (decrease) in net assets from Portfolio share transactions	(23,293,511)	82,342,667
Increase (decrease) in net assets	(56,666,338)	10,692,216
Net assets at beginning of period	268,370,642	257,678,426
Net assets at end of period (including undistributed net investment income of $688,192 and $1,039,364, respectively)	$ 211,704,304	$ 268,370,642

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pathway Growth Portfolio
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income	$ 2,483,504	$ 3,315,834
Net realized gain (loss) on investment transactions	(24,286,281)	4,135,513
Net unrealized appreciation (depreciation) on investment transactions during the period	(16,184,901)	(56,819,730)
Net increase (decrease) in net assets resulting from operations	(37,987,678)	(49,368,383)
Distributions to shareholders from: Net investment income: Class AARP	(745,393)	(1,005,801)
Class S	(976,537)	(2,691,767)
Class A	(176,769)	-
Class B	(59,307)	-
Class C	(19,248)	-
Net realized gains: Class AARP	(1,795,744)	-
Class S	(2,353,007)	(11,744,456)
Class A	(455,393)	-
Class B	(202,021)	-
Class C	(65,922)	-
Portfolio share transactions: Proceeds from shares sold	66,834,418	115,291,199
Shares issued in tax-free reorganizations	-	140,470,034
Reinvestment of distributions	6,761,267	15,352,227
Cost of shares redeemed	(81,636,594)	(97,107,714)
Net increase (decrease) in net assets from Portfolio share transactions	(8,040,909)	174,005,746
Increase (decrease) in net assets	(52,877,928)	109,195,339
Net assets at beginning of period	237,107,578	127,912,239
Net assets at end of period (including undistributed net investment income of $2,338,036 and $1,686,363, respectively)	$ 184,229,650	$ 237,107,578

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Conservative Portfolio: Class AARP
Years Ended August 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.32	$ 12.16
Income (loss) from investment operations: Net investment income[b]	.39	.44
Net realized and unrealized gain (loss) on investment transactions	(1.01)	(.88)
Total from investment operations	(.62)	(.44)
Less distributions from: Net investment income	(.40)	(.39)
Net realized gains on investment transactions	-	(.01)
Total distributions	(.40)	(.40)
Net asset value, end of period	$ 10.30	$ 11.32
Total Return (%)	(5.57)	(3.68)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	60
Ratio of expenses (%)[d]	-	-
Ratio of net investment income (%)	3.55	3.95*
Portfolio turnover rate (%)	36	40
[a] For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[d] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Conservative Portfolio: Class S
Years Ended August 31,	2002	2001	2000	1999	1998[a]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.32	$ 12.47	$ 12.45	$ 12.28	$ 13.27	$ 12.00
Income (loss) from investment operations: Net investment income	.39[c]	.47[c]	.65[c]	.57[c]	.51[c]	.39
Net realized and unrealized gain (loss) on investment transactions	(1.01)	(1.03)	.23	.36	(.63)	1.36
Total from investment operations	(.62)	(.56)	.88	.93	(.12)	1.75
Less distributions from: Net investment income	(.40)	(.58)	(.65)	(.55)	(.57)	(.33)
Net realized gains on investment transactions	-	(.01)	(.21)	(.21)	(.30)	(.15)
Total distributions	(.40)	(.59)	(.86)	(.76)	(.87)	(.48)
Net asset value, end of period	$ 10.30	$ 11.32	$ 12.47	$ 12.45	$ 12.28	$ 13.27
Total Return (%)	(5.57)	(4.60)[d]	7.39[d]	7.62[d]	(1.10)d**	14.99d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	42	29	28	29	17
Ratio of expenses (%)[e]	-	-	-	-	-	-
Ratio of net investment income (%)	3.55	3.98	5.30	4.45	4.21*	3.67*
Portfolio turnover rate (%)	36	40	26	28	32*	42*
[a] For the eleven months ended August 31, 1998. On August 12, 1998 the Portfolio changed its fiscal year end from September 30 to August 31.
[b] For the period November 15, 1996 (commencement of operations) to September 30, 1997.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[e] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Moderate Portfolio: Class AARP
Years Ended August 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.76	$ 13.80
Income (loss) from investment operations: Net investment income[b]	.26	.29
Net realized and unrealized gain (loss) on investment transactions	(1.38)	(1.84)
Total from investment operations	(1.12)	(1.55)
Less distributions from: Net investment income	(.27)	(.31)
Net realized gains on investment transactions	-	(1.18)
Total distributions	(.27)	(1.49)
Net asset value, end of period	$ 9.37	$ 10.76
Total Return (%)	(10.62)	(12.19)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4
Ratio of expenses (%)[d]	-	-
Ratio of net investment income (%)	2.53	2.68*
Portfolio turnover rate (%)	57	58
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[d] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Moderate Portfolio: Class S
Years Ended August 31,	2002	2001	2000	1999	1998[a]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.76	$ 14.30	$ 13.42	$ 12.06	$ 13.56	$ 12.00
Income (loss) from investment operations: Net investment income	.26[c]	.33[c]	.45[c]	.38[c]	.39[c]	.37
Net realized and unrealized gain (loss) on investment transactions	(1.37)	(2.27)	1.60	1.79	(1.26)	1.59
Total from investment operations	(1.11)	(1.94)	2.05	2.17	(.87)	1.96
Less distributions from: Net investment income	(.27)	(.42)	(.48)	(.38)	(.42)	(.33)
Net realized gains on investment transactions	-	(1.18)	(.69)	(.43)	(.21)	(.07)
Total distributions	(.27)	(1.60)	(1.17)	(.81)	(.63)	(.40)
Net asset value, end of period	$ 9.38	$ 10.76	$ 14.30	$ 13.42	$ 12.06	$ 13.56
Total Return (%)	(10.52)	(14.60)[d]	15.65[d]	18.27[d]	(6.78)d**	16.67d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	175	238	258	247	222	192
Ratio of expenses (%)[e]	-	-	-	-	-	-
Ratio of net investment income (%)	2.53	2.75	3.23	2.88	3.15*	2.96*
Portfolio turnover rate (%)	57	58	28	24	28*	24*
[a] For the eleven months ended August 31, 1998. On August 12, 1998 the Portfolio changed its fiscal year end from September 30 to August 31.
[b] For the period November 15, 1996 (commencement of operations) to September 30, 1997.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[e] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Growth Portfolio: Class AARP
Years Ended August 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 15.32
Income (loss) from investment operations: Net investment income[b]	.14	.19
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(2.77)
Total from investment operations	(2.00)	(2.58)
Less distributions from: Net investment income	(.11)	(.12)
Net realized gains on investment transactions	(.27)	-
Total distributions	(.38)	(.12)
Net asset value, end of period	$ 10.24	$ 12.62
Total Return (%)	(16.39)	(16.94)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	92
Ratio of expenses (%)[d]	-	-
Ratio of net investment income (%)	1.21	1.44*
Portfolio turnover rate (%)	44	29
[a] For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[d] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Growth Portfolio: Class S
Years Ended August 31,	2002	2001	2000	1999	1998[a]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 17.85	$ 15.33	$ 12.17	$ 14.15	$ 12.00
Income (loss) from investment operations: Net investment income	.14[c]	.20[c]	.29[c]	.18[c]	.23[c]	.29
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(3.43)	3.41	3.61	(1.74)	2.15
Total from investment operations	(2.00)	(3.23)	3.70	3.79	(1.51)	2.44
Less distributions from: Net investment income	(.11)	(.36)	(.29)	(.20)	(.21)	(.16)
Net realized gains on investment transactions	(.27)	(1.64)	(.89)	(.43)	(.26)	(.13)
Total distributions	(.38)	(2.00)	(1.18)	(.63)	(.47)	(.29)
Net asset value, end of period	$ 10.24	$ 12.62	$ 17.85	$ 15.33	$ 12.17	$ 14.15
Total Return (%)	(16.39)	(19.95)[d]	24.24[d]	31.69[d]	(10.94)d**	20.79d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	115	128	94	64	50
Ratio of expenses (%)[e]	-	-	-	-	-	-
Ratio of net investment income (%)	1.21	1.41	1.67	1.26	1.78*	2.09*
Portfolio turnover rate (%)	44	29	27	28	24*	15*
[a] For the eleven months ended August 31, 1998. On August 12, 1998, the Portfolio changed its fiscal year end from September 30 to August 31.
[b] For the period November 15, 1996 (commencement of operations) to September 30, 1997.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[e] This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Conservative, Moderate and Growth Portfolios (the "Portfolios") are each a diversified series of Scudder Pathway Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds"). Each Underlying Scudder Fund's accounting policies are outlined in the Underlying Scudder Fund's financial statements and are available upon request.

Each Portfolio offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of each Portfolio are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class-specific arrangements.

The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Federal Income Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all its taxable income to its shareholders. Each Portfolio is treated as a single corporate taxpayer. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provisions were required.

At August 31, 2002, the Conservative Portfolio had a net tax basis capital loss carryforward of approximately $3,771,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($3,000), August 31, 2009 ($886,000), and August 31, 2010 ($2,882,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Conservative Portfolio incurred approximately $2,290,000 of net realized capital losses. As permitted by tax regulations the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2003.

At August 31, 2002, the Moderate Portfolio had a net tax basis capital loss carryforward of approximately $19,123,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($7,000), August 31, 2009 ($946,000) and August 31, 2010 ($18,170,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Moderate Portfolio incurred approximately $13,700,625 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2003.

At August 31, 2002, the Growth Portfolio had a net tax basis capital loss carryforward of approximately $1,376,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Growth Portfolio incurred approximately $17,575,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income from Conservative and Moderate Portfolios, if any, are made quarterly. Distributions of net investment income from Growth Portfolio, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At August 31, 2002 the Conservative Portfolio's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ 477,404
Undistributed net long-term capital gains	-
Capital loss carryforwards	(3,771,000)
Net realized appreciation (depreciation) on investments	(15,740,664)

In addition, during the year ended August 31, 2002 the tax character of distributions paid to shareholders by the Conservative Portfolio is summarized as follows:

Distributions from ordinary income*	$ 3,974,511

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

At August 31, 2002 the Moderate Portfolio's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ 688,192
Undistributed net long-term capital gains	-
Capital loss carryforwards	(19,123,000)
Net realized appreciation (depreciation) on investments	(39,842,642)

In addition, during the year ended August 31, 2002 the tax character of distributions paid to shareholders by the Moderate Portfolio is summarized as follows:

Distributions from ordinary income*	$ 6,384,642

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

At August 31, 2002 the Growth Portfolio's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ 2,338,036
Undistributed net long-term capital gains	-
Capital loss carryforwards	(1,376,000)
Net realized appreciation (depreciation) on investments	(60,880,597)

In addition, during the year ended August 31, 2002 the tax character of distributions paid to shareholders by the Growth Portfolio is summarized as follows:

Distributions from ordinary income*	$ 1,977,254
Distributions from long-term capital gains	4,872,087

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Portfolios.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Advisor has agreed not to be paid a management fee for performing its services for the Portfolios. However, the Advisor will receive management fees from managing the Underlying Scudder Funds in which each Portfolio invests.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Scudder Fund's net assets. At August 31, 2002, the Conservative Portfolio did not hold more than 5% of the Underlying Scudder Funds' outstanding shares. At August 31, 2002, the Moderate Portfolio held the following Underlying Scudder Funds' outstanding shares: approximately 9% of the Scudder S&P 500 Index Fund, 12% of the Scudder Select 1000 Fund and 6% of the Scudder Select 500 Fund. At August 31, 2002, the Growth Portfolio held the following Underlying Scudder Funds' outstanding shares: approximately 10% of the Scudder S&P 500 Index Fund and 6% of the Scudder Small Company Stock Fund.

Administrative Fee. Under the Administrative Agreements (the "Administrative Agreements"), the Advisor provides or pays others to provide substantially all of the administrative services required by each Portfolio.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to each Portfolio under the Administrative Agreements. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for each Portfolio and maintains the accounting records of each Portfolio. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of each Portfolio. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of each Portfolio. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and record keeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to each Portfolio under the Administrative Agreements. The Advisor pays the service providers for the provision of their services to each Portfolio and pays other Portfolio expenses, including insurance, registration, printing, postage and other costs.

Each Portfolio does not directly bear any fees or expenses other than distribution service fees. Shareholders of each Portfolio will still indirectly bear their fair and proportionate share of the cost of operating the Underlying Scudder Funds in which each Portfolio invests because each Portfolio, as a shareholder of the Underlying Scudder Funds, will bear its proportionate share of any fees and expense paid by the Underlying Scudder Funds.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2002, the Distribution Fees were as follows:

Distribution Fees	Total Aggregated	Unpaid at August 31, 2002
Conservative Portfolio
Class B	$ 16,123	$ 1,564
Class C	9,427	842
	$ 25,550	$ 2,406
Moderate Portfolio
Class B	$ 61,438	$ 4,858
Class C	21,042	1,877
	$ 82,480	$ 6,735
Growth Portfolio
Class B	$ 68,968	$ 5,617
Class C	22,628	1,925
	$ 91,596	$ 7,542

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2002, the Service Fees were as follows:

Service Fees	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Conservative Portfolio
Class A	$ 21,873	$ 1,980.23%
Class B	4,274	553.20%
Class C	2,733	280.22%
	$ 28,880	$ 2,813
Moderate Portfolio
Class A	$ 47,665	$ 5,133.22%
Class B	14,729	1,675.18%
Class C	7,014	242.25%
	$ 69,408	$ 7,050
Growth Portfolio
Class A	$ 41,848	$ 3,876.21%
Class B	18,357	4,204.20%
Class C	6,103	612.20%
	$ 66,308	$ 8,692

In addition, the Distribution Service Fees on the Statement of Operations were reduced by $176, $4,626 and $2,834 for the Conservative, Moderate and Growth Portfolios, respectively, due to ordinary changes in estimates of expenses.

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2002 for the Conservative, Moderate and Growth Portfolios aggregated $1,047, $4,554 and $4,861, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002, the CDSC for Class B and Class C aggregated $4,731, $25,541 and $33,111, respectively, for the Conservative, Moderate and Growth Portfolios.

C. Lines of Credit

The Portfolios and several affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Acquisition of Assets

On September 22, 2000, the Scudder Pathway Growth Portfolio acquired all the net assets of AARP Diversified Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 8,775,379 shares of the Pathway Growth Portfolio (valued at $134,438,805) for 7,676,616 shares of AARP Diversified Growth Fund outstanding on September 22, 2000. AARP Diversified Growth Fund's net assets at that date ($134,438,805), including $3,622,666 of unrealized appreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio immediately before the acquisition were $123,169,202. The combined net assets of the Portfolio immediately following the acquisition were $257,608,007.

In addition, also on September 22, 2000, the Scudder Pathway Conservative Portfolio acquired all the net assets of the AARP Diversified Income with Growth Portfolio pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 6,227,714 shares of the Pathway Conservative Portfolio (valued at $75,728,998) for 4,910,097 shares of the AARP Diversified Income with Growth Portfolio outstanding at September 22, 2000. AARP Diversified Income with Growth Portfolio's net assets at that date ($75,728,998) including $2,027,100 of unrealized depreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio immediately before the acquisition were $28,381,617. The combined net assets of the Portfolio immediately following the acquisition were $104,110,615.

On April 6, 2001, the Scudder Pathway Growth Portfolio acquired all the net assets of the Farmers Growth Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 224,590 shares of the Pathway Growth Portfolio - Class A and 250,898 shares of the Pathway Growth Portfolio - Class B for 275,767 shares of Farmers Growth Portfolio - Class A and 310,289 shares of Farmers Growth Portfolio - Class B, respectively, outstanding on April 6, 2001. Farmers Growth Portfolio's net assets at that date ($6,031,229), including $621,094 of unrealized depreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio before the acquisition were $234,976,082. The combined net assets of the Portfolio immediately following the acquisition were $241,007,311.

On April 6, 2001, the Scudder Pathway Conservative Portfolio acquired all the net assets of the Farmers Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 31,581 shares of the Pathway Conservative - Class A and 3,667 shares of the Pathway Conservative Portfolio - Class B for 30,692 shares of Farmers Income Portfolio - Class A and 3,573 shares of Farmers Income Portfolio - Class B, respectively, outstanding on April 6, 2001. Farmers Income Portfolio's net assets at that date ($397,976), including $4,613 of unrealized appreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio before the acquisition were $107,930,517. The combined net assets of the Portfolio immediately following the acquisition were $108,328,493.

On April 6, 2001, the Scudder Pathway Moderate Portfolio acquired all the net assets of the Farmers Income with Growth Portfolio, the Farmers Balanced Portfolio and the Farmers Growth with Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 295,403 shares of the Pathway Moderate Portfolio - Class A and 350,992 shares of the Pathway Moderate Portfolio - Class B for 67,931 shares of the Farmers Income with Growth Portfolio - Class A, 96,457 shares of the Farmers Balanced Portfolio - Class A, 119,633 shares of the Farmers Growth with Income Portfolio - Class A, 51,208 shares of the Farmers Income with Growth Portfolio - Class B, 121,230 shares of the Farmers Balanced Portfolio - Class B and 169,077 shares of the Farmers Growth with Income Portfolio - Class B, respectively, outstanding on April 6, 2001. Farmers Income with Growth, Farmers Balanced and Farmers Growth with Income Portfolios' net assets ($1,441,126, $2,489,242 and $3,096,353, respectively), including $14,816, $90,781 and $170,987, respectively, of unrealized depreciation, were combined with those of the Pathway Moderate Portfolio. The aggregate net assets of the Pathway Moderate Portfolio before the acquisition were $257,111,118. The combined net assets of the Portfolio immediately following the acquisition were $264,137,839.

E. Share Transactions

Pathway Conservative Portfolio

The following table summarizes share and dollar activity in the Portfolio:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	238,557	$ 2,647,264	396,167*	$ 4,665,757*
Class S	1,196,815	13,048,945	2,171,838	25,920,923
Class A	614,393	6,725,925	1,371,683**	16,117,872**
Class B	124,608	1,353,340	557,637**	6,595,340**
Class C	64,701	705,199	264,657**	3,119,242**
		$ 24,480,673		$ 56,419,134
Shares issued in tax-free reorganizations
Class AARP	-	$ -	6,227,714	$ 75,728,998
Class A	-	-	31,581	356,540
Class B	-	-	3,667	41,436
		$ -		$ 76,126,974
Shares issued to shareholders in reinvestment of distributions
Class AARP	153,773	$ 1,671,871	158,139*	$ 1,847,149*
Class S	139,638	1,516,749	151,036	1,777,025
Class A	30,283	329,085	6,174**	70,880**
Class B	5,168	56,203	1,884**	21,623**
Class C	3,031	32,946	1,031**	11,842**
		$ 3,606,854		$ 3,728,519
Shares redeemed
Class AARP	(1,145,258)	$ (12,395,671)	(1,460,334)*	$ (17,286,659)*
Class S	(1,206,113)	(13,176,334)	(898,497)	(10,565,870)
Class A	(388,707)	(4,170,448)	(730,768)**	(8,603,521)**
Class B	(50,473)	(538,567)	(411,145)**	(4,854,102)**
Class C	(51,780)	(560,128)	(157,247)**	(1,853,471)**
		$ (30,841,148)		$ (43,163,623)
Net increase (decrease)
Class AARP	(752,928)	$ (8,076,536)	5,321,686*	$ 64,955,245*
Class S	130,340	1,389,360	1,424,377	17,132,078
Class A	255,969	2,884,562	678,670**	7,941,771**
Class B	79,303	870,976	152,043**	1,804,297**
Class C	15,952	178,017	108,441**	1,277,613**
		$ (2,753,621)		$ 93,111,004

* For the period from September 25, 2000 (commencement of sales of Class AARP) to August 31, 2001.
** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Pathway Moderate Portfolio

The following table summarizes share and dollar activity in the Portfolio:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	176,248	$ 1,833,680	572,276*	$ 7,088,419*
Class S	3,916,369	40,307,762	7,960,436	95,708,631
Class A	1,853,595	18,918,635	1,335,819**	15,401,908**
Class B	231,305	2,380,339	492,583**	5,662,174**
Class C	181,011	1,870,761	289,687**	3,335,004**
		$ 65,311,177		$ 127,196,136
Shares issued in tax-free reorganization
Class A	-	$ -	295,403	$ 3,207,970
Class B	-	-	350,992	3,818,751
		$ -		$ 7,026,721
Shares issued to shareholders in reinvestment of distributions
Class AARP	8,608	$ 88,316	28,553*	$ 340,010*
Class S	547,615	5,613,449	2,415,795	29,068,347
Class A	48,063	494,086	11,583**	129,233**
Class B	12,505	128,448	4,162**	46,524**
Class C	4,296	44,084	1,602**	17,879**
		$ 6,368,383		$ 29,601,993
Shares redeemed
Class AARP	(227,862)	$ (2,356,203)	(202,667)*	$ (2,252,800)*
Class S	(7,977,387)	(81,149,277)	(6,262,079)	(74,974,854)
Class A	(838,526)	(8,449,272)	(243,944)**	(2,750,114)**
Class B	(188,009)	(1,903,464)	(82,901)**	(933,488)**
Class C	(107,776)	(1,114,855)	(51,007)**	(570,927)**
		$ (94,973,071)		$ (81,482,183)
Net increase (decrease)
Class AARP	(43,006)	$ (434,207)	398,162*	$ 5,175,629*
Class S	(3,513,403)	(35,228,066)	4,114,152	49,802,124
Class A	1,063,132	10,963,449	1,398,861**	15,988,997**
Class B	55,801	605,323	764,836**	8,593,961**
Class C	77,531	799,990	240,282**	2,781,956**
		$ (23,293,511)		$ 82,342,667

* For the period from October 2, 2000 (commencement of sales of Class AARP) to August 31, 2001.
** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Pathway Growth Portfolio

The following table summarizes share and dollar activity in the Portfolio:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	360,832	$ 4,236,651	582,407*	$ 8,228,332*
Class S	3,844,567	45,619,249	5,263,272	72,233,635
Class A	1,046,261	12,137,172	1,603,782**	21,984,635**
Class B	271,088	3,164,493	632,964**	8,677,599**
Class C	144,808	1,676,853	304,383**	4,166,998**
		$ 66,834,418		$ 115,291,199
Shares issued in tax-free reorganizations
Class AARP	-	$ -	8,775,379	$ 134,438,805
Class A	-	-	224,590	2,849,971
Class B	-	-	250,898	3,181,258
		$ -		$ 140,470,034
Shares issued to shareholders in reinvestment of distributions
Class AARP	200,186	$ 2,464,295	67,111*	$ 976,472*
Class S	269,394	3,318,875	943,416	14,375,755
Class A	51,374	631,891	-	-
Class B	21,327	261,041	-	-
Class C	6,958	85,165	-	-
		$ 6,761,267		$ 15,352,227
Shares redeemed
Class AARP	(1,737,540)	$ (19,975,883)	(2,170,684)*	$ (30,190,919)*
Class S	(4,206,725)	(49,614,021)	(4,253,126)	(58,664,530)
Class A	(760,209)	(8,652,415)	(379,536)**	(5,238,198)**
Class B	(196,790)	(2,258,035)	(147,452)**	(2,044,488)**
Class C	(96,976)	(1,136,240)	(70,833)**	(969,579)**
		$ (81,636,594)		$ (97,107,714)
Net increase (decrease)
Class AARP	(1,176,522)	$ (13,274,937)	7,254,213*	$ 113,452,690*
Class S	(92,764)	(675,897)	1,953,562	27,944,860
Class A	337,426	4,116,648	1,448,836**	19,596,408**
Class B	95,625	1,167,499	736,410**	9,814,369**
Class C	54,790	625,778	233,550**	3,197,419**
		$ (8,040,909)		$ 174,005,746

* For the period from September 25, 2000 (commencement of sales of Class AARP) to August 31, 2001.
** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Report of Independent Accountants

To the Trustees of Scudder Pathway Series and the Shareholders of Scudder Pathway Series: Conservative, Moderate, and Growth Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Pathway Series: Conservative, Moderate, and Growth Portfolios (the three portfolios constituting the Scudder Pathway Series) (the "Funds") at August 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts October 16, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Growth Portfolio paid distributions of $0.265 per share from net long-term capital gains during the year ended August 31, 2002, of which 100% represent 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Pathway Series was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders of each portfolio, voting separately:

Conservative Portfolio

1. To approve a new investment management agreement for Scudder Pathway Series: Conservative Portfolio with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
4,817,998	123,345	182,039

Moderate Portfolio

1. To approve a new investment management agreement for Scudder Pathway Series: Moderate Portfolio with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
14,309,618	85,514	87,047

Growth Portfolio

1. To approve a new investment management agreement for Scudder Pathway Series: Growth Portfolio with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
9,110,733	247,370	303,697

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (58) Trustee, 1990-present	President, WGBH Educational Foundation; Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988); Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Trustee, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization); Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds); Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Trustee, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; three funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (58) Trustee, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000); Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000); Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present) and Deutsche Asset Management Mutual Funds; Vice President, Deutsche Asset Management, Inc. (2000 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 3 funds overseen) (1992-1999)	203
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	n/a
Janet C. Campagna (45) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); prior thereto, investment strategist and manager of Asset Allocation Strategies Group at Barclays Global Investors; global asset allocation research director, First Quadrant Corp.
n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Thomas Lally (34) Assistant Treasurer, 2001-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Senior Vice President of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to a Scudder fund Board.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland

The funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes